UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 18, 2025

CAPSTONE HOLDING CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-33560	86-0585310
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5141 W. 122nd Street

Alsip, IL 60803

(Address of principal executive offices)

Registrant’s telephone number, including area code: (708) 371-0660

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0005 per share	CAPS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On November 18, 2025, Capstone Holding Corp. (the “Company”) held an annual meeting of stockholders (the “Annual Meeting”) at 5141 W. 122nd Street, Alsip, IL 6080.

As of the close of business on September 24, 2025, the record date for the Annual Meeting (the “Record Date”), 7,291,268 votes outstanding, consisting of (i) 6,306,205 shares of Common Stock and (ii) 985,063 shares of Series B Preferred Stock, each entitled to vote at the Annual Meeting. At the Annual Meeting, a total of 5,452,081 votes, comprised of shares of the Company’s Common Stock and Series B Preferred Stock, equivalent to approximately 74.78% of the outstanding votes, were represented in person or by proxy at the Annual Meeting, constituting a quorum. The holders of Series B Preferred Stock were not entitled to vote on Proposal Seven. The matters that were voted upon at the Annual Meeting, and the number of votes cast for or against/withheld, as well as the number of abstentions and broker non-votes, as to such matters, where applicable, are set forth below.

1. The two nominees for Class I director were elected to serve a one-year term as follows:

Director	Votes For	% Votes For	Votes Withheld	% Votes Withheld
Fredric J. Feldman, Ph.D.	4,947,466	99.24%	37,900	0.76%
Elwood D. Howse, Jr.	4,947,411	99.24%	37,955	0.76%

2. The proposal to ratify the appointment of GBQ Partners LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was approved as follows:

Votes For	Votes Against	Broker Non-Votes	Votes Abstained
5,425,633	16,618	0	9,830

3. The proposal of the change in the state of incorporation of the Company from Delaware to Nevada was approved as follows:

Votes For	Votes Against	Broker Non-Votes	Votes Abstained
4,967,536	13,840	466,715	3,990

A copy of the forms of the Agreement and Plan of Merger, the articles of incorporation, and the bylaws, respectively, of a company to be incorporated in Nevada for the purpose of the Company merging into it and becoming its wholly owned subsidiary, are attached hereto as Exhibits 2.1, 3.1, and 3.2, respectively, and are incorporated by reference herein.

4. The proposal to adopt Capstone Holding Corp. 2025 Stock Incentive Plan was approved as follows:

Votes For	Votes Against	Broker Non-Votes	Votes Abstained
4,927,449	54,617	466,715	3,300

A copy of the Capstone Holding Corp. 2025 Stock Incentive Plan is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

5. The proposal, in a non-binding advisory vote, of the compensation of the Company’s named executive officers as disclosed in the proxy statement pursuant to the compensation disclosure rules of the SEC was approved as follows:

Votes For	Votes Against	Broker Non-Votes	Votes Abstained
4,939,083	43,380	466,715	2,903

6. The proposal to select the frequency of holding the stockholder advisory vote on the Company’s executive compensation once every three years was approved as follows:

Every Year	Once Every Two Years	Once Every Three Years	Votes Abstained
360,822	108	4,617,648	6,788

7. The proposal to approve possible future payments to Nectarine Management LLC was approved as follows:

Votes For	Votes Against	Broker Non-Votes	Votes Abstained	Votes Uncast
474,102	52,660	466,715	6,018	4,452,586

8. The proposal of the adjournment of the Annual Meeting was approved as follows:

Votes For	Votes Against	Broker Non-Votes	Votes Abstained
4,914,463	47,794	466,715	23,109

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibits
2.1	Form of the Agreement and Plan of Merger
3.1	Form of Articles of Incorporation
3.2	Form of Bylaws
10.1	Capstone Holding Corp. 2025 Stock Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 24, 2025	Capstone Holding Corp.

	By:	/s/ Matthew E. Lipman
	Name:	Matthew E. Lipman
	Title:	Chief Executive Officer

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